DISPOSAL OF ASSETS	12 Months Ended
Dec. 31, 2023
Disclosure of analysis of single amount of discontinued operations [abstract]
DISPOSAL OF ASSETS	DISPOSAL OF ASSETS
On March 17, 2023, the company’s institutional partners completed the sale of a 78% interest in a 378 MW operating hydroelectric portfolio in the U.S., of which 28% was sold to affiliates of Brookfield Corporation. The company retained its 22% interest in the investment and accordingly, did not receive proceeds from the sale. Subsequent to the completion of the sale, the company no longer consolidates this investment and recognized its interest as an equity-accounted investment. As a result of the disposition, the company derecognized $667 million of total assets and $191 million of total liabilities from the consolidated statements of financial positions. The company’s post-tax portion of the accumulated revaluation surplus of $34 million was reclassified from accumulated other comprehensive income directly to equity and presented as a Disposals item in the consolidated statements of changes in equity.
On September 20, 2023, the company, together with its institutional partners completed the sale of its 100% interest in a 95 MW portfolio of wind assets in Uruguay for proceeds of approximately $112 million ($29 million net to the company) net of transaction fees. As a result of the disposition, the company derecognized $238 million of total assets and $193 million of total liabilities from the consolidated statements of financial position. As a result of the disposition, accumulated other comprehensive income of $5 million was reclassified to profit and loss. This resulted in a gain on disposition of $72 million ($18 million net to the company) recognized within Other income in the consolidated statements of income (loss).